UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Thrivent Mutual Funds

(Name of Registrant as Specified in Charter)

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Thrivent Mutual Funds

625 Fourth Avenue South

Minneapolis, MN 55415

March 30, 2009

Dear Shareholder:

The Board of Trustees of Thrivent Mutual Funds has scheduled a special meeting of shareholders for May 15, 2009, to elect a Board of Trustees for Thrivent Mutual Funds, which includes all eight of the current Trustees and two additional nominees for Trustee. In addition, if you are a shareholder of Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund or Thrivent Moderately Conservative Allocation Fund (collectively, the “Asset Allocation Funds”), you will be asked to approve a new investment advisory fee structure for the Asset Allocation Funds. If you are unable to attend the meeting, or would prefer not to, please vote by proxy before May 15 in one of the ways described below.

The Board recommends that you vote in favor of both of these proposals. Although the reasons for this recommendation are described in detail in the accompanying proxy statement, in summary:

•	Approval of the Trustee nominees will allow the Board to address the changing needs of Thrivent Mutual Funds by appointing additional Trustees to the Board.
•

The Board believes that the new investment advisory fee structure allows more flexibility and efficiency in the management of the Asset Allocation Funds. Please note that this change is not expected to affect the aggregate expenses paid by shareholders.

For these and the other reasons described in the proxy statement, the Board of Trustees unanimously recommends that you vote “FOR” the proposals to elect the Trustees of Thrivent Mutual Funds and approve a new investment advisory fee structure for the Asset Allocation Funds.

Your vote is extremely important. You can vote quickly and easily in any one of these ways:

•	Via internet: www.proxy-direct.com
•	Via telephone: 1-866-241-6192
•	Via mail: a postage paid envelope will be included in your packet
•	In person: the shareholders meeting on May 15, 2009, at the corporate office in Minneapolis.

Whether or not you expect to attend the meeting, please help us to avoid the cost of a follow-up mailing by voting as soon as possible. If you have any questions about the proxy card, please call Computershare, the company retained to coordinate proxy solicitation and voting, at 1-866-963-5817.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. Please read the entire proxy statement carefully before you vote.

Thank you for taking these matters seriously and participating in this important process.

Sincerely,
Russell W. Swansen, President

IMPORTANT SHAREHOLDER INFORMATION

Within This Package You Will Find the Following:

•	Proxy statement

•	Proxy card

•	Business reply envelope

The Board of Trustees (the “Board”) of Thrivent Mutual Funds (the “Trust”) has unanimously approved the proposals regarding the election of Trustees of the Trust and, with respect to Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund or Thrivent Moderately Conservative Allocation Fund (collectively, the “Asset Allocation Funds”), the new investment advisory fee structure. The following questions and answers provide a brief overview of the items contained in the proxy statement. The Board encourages you to read the full text of the enclosed proxy statement carefully.

What am I being asked to vote on at the upcoming special meeting of shareholders to be held on May 15, 2009 (the “Special Meeting”)?

All shareholders of the Trust are asked to vote to elect Trustees to serve on the Board of Trustees of the Trust. The nominees include all eight of the current Trustees and two additional nominees. In addition, the shareholders of the Asset Allocation Funds are asked to vote in favor of approving a proposed new investment advisory fee structure. These proposals are discussed more fully in the proxy statement.

Why does the Board recommended that I vote in favor of the election of Trustees?

The Board recommends that you vote in favor of the Trustee nominees because the Board believes that the addition of the two non-incumbent Trustee nominees would benefit the Trust and its shareholders. Both such proposed Trustees have extensive investment management experience and would be able to provide meaningful oversight of the Trust’s operations and the investment adviser’s efforts to navigate the complexities of today’s financial markets. In addition, the election of all Trustees at this time will allow the Board, in the future, to appoint additional Trustees to the Board within the requirements of the Investment Company Act of 1940. Currently, the Board cannot appoint additional Trustees to the Board, as more fully explained in the proxy statement, unless a certain percentage of Trustees has already been elected by shareholders. As the financial markets and regulatory framework in which the Trust operates evolve over time, different needs arise. In order to meet these changing needs, the Board wishes to be able to appoint Trustees with the expertise and experience to maintain, and even enhance, the strength of the Board’s oversight of the Trust’s operations.

Why does the Board recommend that I vote in favor of the approval of the new investment advisory fee structure for the Asset Allocation Funds?

The Board recommends that you vote in favor of the approval of the new investment advisory fee structure for the Asset Allocation Funds because the Board believes that compensating the investment adviser for direct investments in securities by the Asset Allocation Funds may allow for a more efficient means of managing the Asset Allocation Funds. Securities and Exchange Commission (SEC) rules adopted since the formation of the Asset Allocation Funds now permit the Asset Allocation Funds to invest directly in securities in addition to investing in other Thrivent mutual funds. For reasons set forth in the proxy statement, the Board believes that in certain circumstances it may be in the best interests of the Asset Allocation Funds and their shareholders for the Asset Allocation Funds to invest both in other Thrivent mutual funds and also to invest directly in securities. The new investment advisory fee structure is intended to reflect the ability of the Asset Allocation Funds to hold securities either directly or in an underlying Thrivent Mutual Fund and to compensate the funds’ investment adviser similarly whether securities are held directly or through such underlying Thrivent mutual funds. As described more fully in the proxy statement, the aggregate expenses paid by shareholders of the Asset Allocation Funds are not expected to increase as a result of such changes to the advisory fee structure and such expenses will be contractually capped for each Asset Allocation Fund for two years from the date of shareholder approval.

Will my vote make a difference?

Yes! Your vote is needed to ensure that the proposals can be acted upon at the Special Meeting. Your immediate response will help save the costs of any further solicitation. We encourage you to participate in the governance of your funds.

How can I vote?

Shareholders are invited to attend the Special Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

2

Shareholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Special Meeting by filing a written notice of revocation, by executing another proxy bearing a later date or by attending the Special Meeting, requesting return of any previously delivered voting instructions and voting in person. Attendance and voting at the Special Meeting will not by itself constitute a revocation of voting instructions.

3

Thrivent Aggressive Allocation Fund

Thrivent Moderately Aggressive Allocation Fund

Thrivent Moderate Allocation Fund

Thrivent Moderately Conservative Allocation Fund

Thrivent Technology Fund

Thrivent Real Estate Securities Fund

Thrivent Partner Small Cap Growth Fund

Thrivent Partner Small Cap Value Fund

Thrivent Small Cap Stock Fund

Thrivent Small Cap Index Fund

Thrivent Mid Cap Growth Fund

Thrivent Partner Mid Cap Value Fund

Thrivent Mid Cap Stock Fund

Thrivent Mid Cap Index Fund

Thrivent Partner Worldwide Allocation Fund

Thrivent Partner International Stock Fund

Thrivent Large Cap Growth Fund

Thrivent Large Cap Value Fund

Thrivent Large Cap Stock Fund

Thrivent Large Cap Index Fund

Thrivent Equity Income Plus Fund

Thrivent Balanced Fund

Thrivent High Yield Fund

Thrivent Diversified Income Plus Fund

Thrivent Municipal Bond Fund

Thrivent Income Fund

Thrivent Core Bond Fund

Thrivent Limited Maturity Bond Fund

Thrivent Money Market Fund

Series of

THRIVENT MUTUAL FUNDS

625 Fourth Avenue South

Minneapolis, Minnesota 55415

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS

to be Held on May 15, 2009

A Special Meeting of Shareholders (the “Special Meeting”) of each series of Thrivent Mutual Funds (the “Trust”) listed above will be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota on May 15, 2009, at 8:30 a.m. Central Time for the following purposes:

1.	To elect Trustees of the Trust.

2.

To approve a new investment advisory fee structure for Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund and Thrivent Moderately Conservative Allocation Fund.

3.	To consider and act upon any matter related to the foregoing and to transact other business that may properly come before the Special Meeting and all adjournments.

The Board of Trustees of the Trust has fixed the close of business on March 16, 2009 as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and all adjournments.

By Order of the Board of Trustees

Russell W. Swansen, President

Minneapolis, Minnesota

March 30, 2009

YOUR VOTE IS IMPORTANT

You can help avoid the necessity and expense of sending follow-up letters by promptly returning your voting instructions on the enclosed proxy card. If you are unable to be present in person, please mark, date, sign and return the proxy card. The enclosed envelope requires no postage if mailed within the United States. You also may vote by telephone or the Internet by following the instructions on the enclosed proxy card.

2

Thrivent Aggressive Allocation Fund

Thrivent Moderately Aggressive Allocation Fund

Thrivent Moderate Allocation Fund

Thrivent Moderately Conservative Allocation Fund

Thrivent Technology Fund

Thrivent Real Estate Securities Fund

Thrivent Partner Small Cap Growth Fund

Thrivent Partner Small Cap Value Fund

Thrivent Small Cap Stock Fund

Thrivent Small Cap Index Fund

Thrivent Mid Cap Growth Fund

Thrivent Partner Mid Cap Value Fund

Thrivent Mid Cap Stock Fund

Thrivent Mid Cap Index Fund

Thrivent Partner Worldwide Allocation Fund

Thrivent Partner International Stock Fund

Thrivent Large Cap Growth Fund

Thrivent Large Cap Value Fund

Thrivent Large Cap Stock Fund

Thrivent Large Cap Index Fund

Thrivent Equity Income Plus Fund

Thrivent Balanced Fund

Thrivent High Yield Fund

Thrivent Diversified Income Plus Fund

Thrivent Municipal Bond Fund

Thrivent Income Fund

Thrivent Core Bond Fund

Thrivent Limited Maturity Bond Fund

Thrivent Money Market Fund

Series of

THRIVENT MUTUAL FUNDS

625 Fourth Avenue South

Minneapolis, Minnesota 55414

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Thrivent Mutual Funds (the “Trust”) to be used at a Special Meeting of Shareholders and any adjournments (collectively, the “Special Meeting”) of each series of the Trust listed above (each, a “Fund,” and collectively, the “Funds”) to be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on May 15, 2009, at 8:30 a.m. Central Time. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy card are first being mailed on or about March 30, 2009.

Proposals

The following table identifies each proposal in the Notice of Special Meeting of Shareholders and indicates the shareholders of the Funds that are being solicited to approve the proposal.

	Description of Proposal	Funds Affected
1.	Elect Trustees of the Trust	All Funds

2.	Approve a New Advisory Fee Structure	Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund or Thrivent Moderately Conservative Allocation Fund (collectively, the “Asset Allocation Funds”)

Quorum and Voting

Who is entitled to vote?

Shareholders of record of each Fund at the close of business on March 16, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.

The shareholders of each Fund will vote separately on certain matters at the Special Meeting as described below, although voting instructions are being solicited through use of this combined proxy statement. With respect to Proposal 1 (regarding the election of Trustees of the Trust), shareholders of each Fund of the Trust will vote together with each other Fund of the Trust. With respect to Proposal 2 (regarding a new advisory fee structure for the Asset Allocation Funds), shareholders of each Asset Allocation Fund will vote separately. Should Proposal 2 be approved by shareholders of one or more Asset Allocation Funds but not by shareholders of another Asset Allocation Fund, Proposal 2 will be effective with respect to each Fund for which shareholders have approved the proposal.

The table below reflects the total number of shares of each class of each Fund issued and outstanding as of the Record Date.

Fund	Number of Class A Shares	Number of Institutional Class Shares
Thrivent Aggressive Allocation Fund	36,377,286	7,054,057
Thrivent Moderately Aggressive Allocation Fund	89,779,119	7,308,324
Thrivent Moderate Allocation Fund	89,825,915	3,561,784
Thrivent Moderately Conservative Allocation Fund	36,744,339	1,257,583
Thrivent Technology Fund	7,939,951	503,163

Fund	Number of Class A Shares	Number of Institutional Class Shares
Thrivent Real Estate Securities Fund	1,312,062	8,725,062
Thrivent Partner Small Cap Growth Fund	1,252,824	8,176,311
Thrivent Partner Small Cap Value Fund	4,973,579	8,479,362
Thrivent Small Cap Stock Fund	22,335,696	9,075,034
Thrivent Small Cap Index Fund	3,121,495	0
Thrivent Mid Cap Growth Fund	15,724,161	5,474,705
Thrivent Partner Mid Cap Value Fund	1,010,571	8,478,101
Thrivent Mid Cap Stock Fund	49,774,185	23,039,245
Thrivent Mid Cap Index Fund	3,966,660	0
Thrivent Partner Worldwide Allocation Fund	2,824,598	11,662,943
Thrivent Partner International Stock Fund	22,280,894	28,490,739
Thrivent Large Cap Growth Fund	22,851,614	53,810,072
Thrivent Large Cap Value Fund	16,181,560	24,615,396
Thrivent Large Cap Stock Fund	89,480,204	8,898,496
Thrivent Large Cap Index Fund	7,404,583	0
Thrivent Equity Income Plus Fund	404,504	2,847,755
Thrivent Balanced Fund	15,015,052	5,478,342
Thrivent High Yield Fund	87,631,676	41,639,207
Thrivent Diversified Income Plus Fund	22,729,750	1,079,522
Thrivent Municipal Bond Fund	106,376,131	4,815,018
Thrivent Income Fund	45,697,534	46,129,871
Thrivent Core Bond Fund	25,512,774	7,427,353
Thrivent Limited Maturity Bond Fund	6,631,525	34,065,912
Thrivent Money Market Fund	1,307,754,395	157,291,005

Each shareholder is entitled to the same number of votes as the number of full and fractional shares held by such shareholder. Each share is entitled to one vote.

How Can I Vote?

You may vote by mail, telephone or the Internet. To vote by mail, date and sign the enclosed proxy card and return it in the enclosed postage-paid envelope. To vote by telephone or the Internet, use the telephone number or website address on the enclosed proxy card. If you vote by telephone or the Internet, there is no need to mail the proxy card. You are also invited to attend the Special Meeting and to vote in person.

You may revoke your voting instructions at any time prior to their use by:

•	giving written notice of revocation to an officer of the Trust,

•	returning to an officer of the Trust a properly executed, later dated voting instruction form,

•	voting later by telephone or Internet, or

•	attending the Special Meeting, requesting return of any previously delivered voting instructions and voting in person.

Attendance and voting at the Special Meeting will not by itself constitute a revocation of voting instructions. Shares represented by the signed voting instructions received by the Board in time for voting that are not revoked will be voted in accordance with the instructions noted on the signed proxy card. Unless instructions to the contrary are marked on the proxy card, the shares represented by the proxy card will be voted FOR all the proposals. The proxy card grants discretion to the persons named thereon, as proxies, to take such further action as they determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments. The Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

What is the requirement for a quorum?

For purposes of considering Proposal 1, one-third of the aggregate number of shares of the Trust entitled to vote at the Special Meeting and represented in person or by proxy constitutes a quorum. For purposes of considering Proposal 2, one-third of the shares of each Fund entitled to vote at the Special Meeting and represented in person or by proxy constitutes a quorum with respect to such Fund.

What is the voting requirement to pass each Proposal?

A plurality of the votes cast in person or by proxy at the Special Meeting at which a quorum is present will be required for the election of Trustees (Proposal 1). Approval of Proposal 2 by each Asset Allocation Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of such Asset Allocation Fund, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”). For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of the Fund means the lesser of (1) the vote of 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Fund. Should Proposal 2 be approved by shareholders of one or more Asset Allocation Funds but not by shareholders of another Asset Allocation Fund, Proposal 2 will be effective with respect to each Fund for which shareholders have approved the proposal.

Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes “FOR” a proposal. Abstentions and broker non-votes will be deemed present for quorum purposes. With respect to Proposal 1, abstentions and broker non-votes are disregarded since only votes “FOR” are considered in a plurality voting requirement. With respect to Proposal 2, abstentions and broker non-votes have the same effect as votes cast against the proposal.

How are voting instructions being solicited?

The Board expects to make this solicitation primarily by mail. However, in addition to soliciting voting instructions by mail, the officers and Trustees of the Trust and persons affiliated with Thrivent Asset Management, LLC (“TAM” or the “Adviser”), the Trust’s investment adviser, may solicit voting instructions personally or by telephone or other electronic means. The Trust may also retain a proxy solicitation firm to assist in any special, personal solicitation of voting instructions. The costs for such a proxy solicitation firm are not expected to exceed $240,000. The Board has determined an equitable allocation of the costs of solicitation, including the cost of retaining a proxy solicitation firm, and other expenses incurred in connection with preparing this proxy statement, as described below. The costs of electing Trustees, estimated to be $615,000, are an expense of the Trust and will be borne by the Funds. Such costs will be allocated among the Funds based upon their respective numbers of shareholders. The incremental costs associated with Proposal 2 are estimated to be $375,000, of which half will be paid by TAM and half will be paid by the Asset Allocation Funds. Such costs paid by the Asset Allocation Funds will be allocated among the Asset Allocation Funds based upon their respective numbers of shareholders. Total proxy costs are estimated to be $990,000, which includes the $240,000 detailed above. Should a proposal not be approved by shareholders, the Board will discuss alternatives with the Adviser.

Additional Information about the Funds

The financial statements of each Fund for the fiscal year ended October 31, 2008 (or December 31, 2008, in the case of the Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund), are included in the Funds’ annual reports, which have been previously sent to shareholders. The Trust will provide you with a copy of an annual or semiannual report without charge. You may obtain a copy of these reports by writing to Thrivent Mutual Funds, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or by calling toll-free (800) 847-4836. These reports are also available on the website (www.thrivent.com) of Thrivent Financial for Lutherans (“Thrivent Financial”).

As of February 2, 2009, the following were significant shareholders of a Fund’s securities. This list of shareholders includes affiliates of the Funds and the Funds themselves.

Name	Fund	Percent Owned
Thrivent Partner International Stock Fund	Thrivent Money Market Fund—Institutional Class	9.90%

Thrivent Small Cap Stock Fund	Thrivent Money Market Fund—Institutional Class	5.64%

Thrivent Moderate Allocation Fund	Thrivent Mid Cap Stock Fund—Institutional Class	20.20%
	Thrivent Large Cap Growth Fund—Institutional Class	27.76%
	Thrivent Large Cap Stock Fund—Institutional Class	20.25%
	Thrivent Large Cap Value Fund—Institutional Class	30.92%
	Thrivent Small Cap Stock Fund—Institutional Class	20.23%
	Thrivent Mid Cap Growth Fund—Institutional Class	13.32%
	Thrivent Partner Small Cap Growth Fund—Institutional Class	21.20%
	Thrivent Partner Mid Cap Value Fund—Institutional Class	25.82%
	Thrivent Partner Small Cap Value Fund—Institutional Class	23.18%
	Thrivent Income Fund—Institutional Class	45.72%
	Thrivent Real Estate Securities Fund—Institutional Class	37.08%
	Thrivent High Yield Fund—Institutional Class	35.99%
	Thrivent Limited Maturity Bond Fund—Institutional Class	37.82%
	Thrivent Money Market Fund—Institutional Class	6.32%
	Thrivent Partner Worldwide Allocation Fund Institutional Class	24.86%
	Thrivent Income Fund—Institutional Class	45.72%
	Thrivent Partner International Stock Fund—Institutional Class	24.28%
	Thrivent Equity Income Plus Fund—Institutional Class	24.28%

Thrivent Moderately Aggressive Allocation Fund	Thrivent Mid Cap Stock Fund— Institutional Class	31.95%
	Thrivent Large Cap Growth Fund—Institutional Class	36.76%
	Thrivent Large Cap Stock Fund—Institutional Class	36.13%
	Thrivent Large Cap Value Fund—Institutional Class	33.61%

Name	Fund	Percent Owned
	Thrivent Partner International Stock Fund—Institutional Class	35.31%
	Thrivent Small Cap Stock Fund—Institutional Class	31.64%
	Thrivent Partner Small Cap Value Fund—Institutional Class	24.17%
	Thrivent Income Fund—Institutional Class	29.87%
	Thrivent Mid Cap Growth Fund—Institutional Class	31.44%
	Thrivent Equity Income Plus Fund—Institutional Class	35.92%
	Thrivent Money Market Fund—Institutional Class	9.18%
	Thrivent Partner Worldwide Allocation Fund—Institutional Class	31.85%
	Thrivent Real Estate Securities Fund—Institutional Class	37.88%
	Thrivent High Yield Fund—Institutional Class	37.64%
	Thrivent Limited Maturity Bond Fund—Institutional Class	10.71%
	Thrivent Partner Mid Cap Value Fund—Institutional Class	44.13%

Thrivent Aggressive Allocation Fund	Thrivent Mid Cap Stock Fund—Institutional Class	14.63%
	Thrivent Large Cap Growth Fund—Institutional Class	21.11%
	Thrivent Large Cap Stock Fund—Institutional Class	15.64%
	Thrivent Money Market Fund—Institutional Class	7.39%
	Thrivent Partner Worldwide Allocation Fund—Institutional Class	6.96%
	Thrivent Real Estate Securities Fund—Institutional Class	37.88%
	Thrivent Large Cap Value Fund—Institutional Class	10.48%
	Thrivent Partner Intl. Stock Fund—Institutional Class	20.88%
	Thrivent Small Cap Stock Fund—Institutional Class	28.72%
	Thrivent Partner Small Cap Value Fund—Institutional Class	10.53%
	Thrivent Mid Cap Growth Fund—Institutional Class	30.22%
	Thrivent Partner Small Cap Growth Fund—Institutional Class	42.18%
	Thrivent High Yield Fund—Institutional Class	5.44%
	Thrivent Partner Mid Cap Value Fund—Institutional Class	18.05%
	Thrivent Equity Income Plus Fund—Institutional Class	15.02%

Thrivent Moderately Conservative Allocation Fund	Thrivent Mid Cap Stock Fund—Institutional Class	6.14%
	Thrivent Income Fund—Institutional Class	12.91%
	Thrivent Small Cap Stock Fund—Institutional Class	8.03%

Name	Fund	Percent Owned
	Thrivent Large Cap Growth Fund—Institutional Class	6.02%
	Thrivent Large Cap Value Fund—Institutional Class	9.88%
	Thrivent Small Cap Value Fund—Institutional Class	6.66%
	Thrivent Income Fund—Institutional Class	12.91%
	Thrivent Real Estate Securities Fund—Institutional Class	8.43%
	Thrivent High Yield Fund—Institutional Class	11.39%
	Thrivent Limited Maturity Bond Fund—Institutional Class	36.61%
	Thrivent Money Market Fund—Institutional Class	7.53%
	Thrivent Equity Income Plus Fund—Institutional Class	13.85%
	Thrivent Partner Worldwide Allocation Fund—Institutional Class	10.94%
	Thrivent Mid Cap Value Fund—Institutional Class	11.65%
	Thrivent Partner International Stock Fund—Institutional Class	5.83%

Thrivent Financial for Lutherans (EDSOP Accounts) c/o Jeff Bergsbaken 4321 N. Ballard Road Appleton, WI 54919-0001	Thrivent Technology Fund—Institutional Class	94.64%
	Thrivent Diversified Income Plus Fund—Institutional Class	8.10%
	Thrivent Equity Income Plus Fund—Class A	7.46%
	Thrivent Partner Worldwide Allocation Fund—Class A	64.99%
	Thrivent Limited Maturity Bond Fund—Class B	49.93%
	Thrivent Partner Small Cap Growth Fund—Class A	75.64%
	Thrivent Partner Worldwide Allocation—Institutional Class	23.55%
	Thrivent Partner Mid Cap Value Fund—Class A	50.30%

Mitra & Co. FBO 6X c/o Marshall & Ilsley Trust Company 11270 W. Park Place, Suite 400 Milwaukee, WI 53224-3638	Thrivent Core Bond Fund—Institutional Class	25.41%

Maril & Co FBO 6X c/o M&I Trust Company 11270 W. Park Place, Suite 400 Milwaukee, WI 53224-3638	Thrivent Municipal Bond Fund—Institutional Class	17.14%

Name	Fund	Percent Owned
Lutheran Community Foundation 625 Fourth Avenue South, Suite 1500 Minneapolis, MN 55415-1624	Thrivent Small Cap Stock Fund—Institutional Class	6.94%
	Thrivent Real Estate Securities Fund—Institutional Class	7.01%
	Thrivent Core Bond Fund—Institutional Class	59.66%

Metro Chicago Synod of ELCA 1420 Dickens Avenue Chicago, IL 60614-3004	Thrivent Diversified Income Plus Fund—Institutional Class	7.70%

National Financial Services Corp. 200 Liberty Street New York, NY 10281-1003	Thrivent Mid Cap Stock Fund—Institutional Class	21.61%
	Thrivent Diversified Income Plus Fund—Institutional Class	64.29%
	Thrivent Large Cap Value Fund—Institutional Class	10.76%
	Thrivent Money Market Fund—Institutional Class	5.82%
	Thrivent Large Cap Stock Fund—Institutional Class	18.82%
	Thrivent Municipal Bond Fund—Institutional Class	80.05%
	Thrivent Aggressive Allocation Fund—Institutional Class	98.64%
	Thrivent Moderately Aggressive Allocation Fund—Institutional Class	96.66%
	Thrivent Moderate Allocation Fund—Institutional Class	82.35%
	Thrivent Moderately Conservative Allocation Fund—Institutional Share	78.17%
	Thrivent Partner Small Cap Value Fund—Institutional Class	34.66%
	Thrivent Partner International Stock Fund—Institutional Class	12.68%
	Thrivent Mid Cap Growth Fund—Institutional Class	23.48%
	Thrivent Limited Maturity Bond Fund—Institutional Class	12.14%
	Thrivent Balanced Fund—Institutional Class	95.98%

Name	Fund	Percent Owned
Thrivent Financial for Lutherans c/o Linda Mae Johnson IRA 504 W Brookshire Ave. Orange, CA 92865-2102	Thrivent Core Bond Fund—Class B	5.15%

Thrivent Financial Bank Katherine H. Bennett Trustee Bennett Family Trust 26708 Osborn Road Bay Village, Ohio 44140-2441	Thrivent Money Market Fund—Class B	8.71%

Linda M Suss 2016 Via Mariposa West, B Laguna Woods, CA 92637-2254	Thrivent Money Market Fund—Class B	5.93%

Thrivent Financial Bank c/o F. Young Willingham 10083 West Geddes Circle Littleton, CO 80127-3453	Thrivent Money Market Fund—Class B	8.11%

Community Foundation of the Upper Peninsula 2500 7th Avenue South Suite 103 Escanaba, MI 49829-1176	Thrivent Moderate Allocation Fund—Institutional Class	5.66%

Jordan Evangelical Lutheran Church 1642 South 77th Street Milwaukee, WI 93214-4635	Thrivent Moderately Conservative Allocation Fund—Institutional Class	5.30%

Name	Fund	Percent Owned
Christ Lutheran Church 1125 Mahoning Street Milton, PA 17847-7746	Thrivent Moderately Conservative Allocation Fund—Institutional Class	5.33%

Messiah Lutheran Church 503 Lafayettee Avenue Mounds View, WV 26041-1953	Thrivent Diversified Income Plus Fund—Institutional Class	5.08%

PROPOSAL 1

Election of Trustees

Background

The Board is responsible for supervising the management of the Trust. The 1940 Act and rules adopted under the 1940 Act contain provisions requiring that certain percentages of a mutual fund’s board of trustees consist of individuals who are independent of the mutual fund within the meaning of Section 2(a)(19) of the 1940 Act. Current regulations applicable to the Funds require that a majority of the Trust’s Board consist of “Independent Trustees.”

In addition, as a general matter, no individual may serve as a trustee unless that individual was elected as a trustee by the outstanding voting securities of a mutual fund. Vacancies occurring, however, between shareholder meetings may be filled in any otherwise legal manner if, immediately after filling any such vacancy, at least two-thirds of the trustees then holding office shall have been elected to such office by the holders of the outstanding voting securities at a shareholder meeting (the “two-thirds rule”).

The Board currently consists of eight persons, all of whom are Independent Trustees. Five of the eight incumbent Trustees (F. Gregory Campbell, Herbert F. Eggerding, Jr., Noel K. Estenson, Richard L. Gady and Connie M. Levi) have been elected by shareholders at past shareholder meetings. Richard A. Hauser, Douglas D. Sims and Constance L. Souders were legally appointed to the Board in compliance with the two-thirds rule. One Independent Trustee retired and one interested Trustee resigned in 2008. However, the currently sitting Trustees, because of the two-thirds rule, cannot appoint any additional Trustees. These Trustees, however, believe that the addition of two new Trustees would benefit the Trust and its shareholders.

Reasons for the Proposal

This proposal serves two purposes. First, the Board believes that the Trust and its shareholders would benefit from the expertise of the two new Trustee nominees, Mr. Laubscher and Mr. Swansen, who would be valuable additions to the Board. Both Mr. Laubscher and Mr. Swansen have significant investment management experience and would be able to provide meaningful oversight of the Trust’s operations and the investment manager’s efforts to navigate the complexities of today’s financial markets. Mr. Laubscher is currently a Senior Investment Manager of private real estate portfolios for IBM Retirement Funds. Prior to his current position, he served as a Senior Investment Manager of international equity portfolios for IBM Retirement Funds. Through his work for IBM Retirement Funds, Mr. Laubscher also has experience managing U.S. equity portfolios and providing risk management services.

Mr. Swansen is currently a Senior Vice President and the Chief Investment Officer of Thrivent Financial. He is also the President and a member of the Board of Managers of TAM, the investment adviser to the Trust. Mr. Swansen generally oversees the portfolio management of the mutual funds sponsored by Thrivent Financial and the general account of Thrivent Financial’s insurance operations. He has served as the President to the Trust since November 2008 and, prior to his tenure as President, was Vice President to the Trust since 2004.

In addition, the election by shareholders of all Trustees at this time will allow the Board to appoint new Trustees, if the need were to arise, and comply with the regulatory requirements of the 1940 Act (i.e., the two-thirds rule).

The Trustee nominees include the eight incumbent Trustees (Mr. Campbell, Mr. Eggerding, Jr., Mr. Estenson, Mr. Gady, Mr. Hauser, Ms. Levi, Mr. Sims and Ms. Souders) and two non-incumbent nominees, Mr. Laubscher and Mr. Swansen. At a meeting held on February 17, 2009, the Board recommended and nominated these individuals to serve as Trustees to the Trust, pending shareholder approval.

If these ten nominees were to be elected, nine of the ten Trustees would be Independent Trustees: the current eight Trustees and Mr. Laubscher. Mr. Swansen, through his position with TAM, the Trust’s investment adviser, would be an interested Trustee. The Board believes that this percentage of Independent Trustees to total Trustees (90%) is consistent with current best practice in the mutual fund industry and enhances independent oversight of the Trust. It is important to note that the Chair of the Board, Ms. Levi, is an Independent Trustee.

All shares represented by valid proxy cards will be voted in favor of the election of the nominees, unless authority to vote therefor is withheld. The nominees named have agreed to serve as Trustees if elected. If for any reason, any of the nominees should not be available for election as contemplated, the proxies named in the proxy card may, unless otherwise limited, vote the shares represented thereby to elect such substitute nominees, if any, as may be designated by the Board, subject to the applicable provisions of the 1940 Act. This election will help assure continued compliance with 1940 Act provisions regarding the election of Trustees. Background information on all of the nominees is provided in the following table.

Interested Trustees1

Name, Address, and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee[4]	Other Trusteeships Held by Trustee or Nominee for Trustee
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 51	Trustee Nominee and President	Trustee Nominee; President since 2008; previously, Vice President since 2004	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2004; Managing Director, Colonnade Advisors LLC from 2001 to 2003	Mr. Swansen is not currently serving as a Trustee. If he were elected, he would oversee 71 funds.	None

Independent Trustees3

Name, Address, and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee[4]	Other Trusteeships Held by Trustee or Nominee for Trustee
F. Gregory Campbell 625 Fourth Avenue South Minneapolis, MN Age 69	Trustee	Trustee since 1992	President, Carthage College	71	Director, Optique Funds, an investment company consisting of four portfolios; Director, Kenosha Hospital and Medical Center Board; Director, Prairie School Board; Director, United Health Systems Board

Herbert F. Eggerding, Jr. 625 Fourth Avenue South Minneapolis, MN Age 71	Trustee	Trustee since 2003	Management consultant to several privately owned companies	71	None

Noel K. Estenson 625 Fourth Avenue South Minneapolis, MN Age 70	Trustee	Trustee since 2004	Retired.	71	None

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 66	Trustee	Trustee since 1987	Retired; previously Vice President, Public Affairs and Chief Economist, ConAgra, Inc. (agribusiness)	71	None

Name, Address, and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee[4]	Other Trusteeships Held by Trustee or Nominee for Trustee
Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 66	Trustee	Trustee since 2004	Vice President and Assistant General Counsel, Boeing Company since 2007; President, National Legal Center for the Public Interest from 2004 to 2007; General Counsel, U.S. Department of Housing and Urban Development from 2001 to 2004	71	None

Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN Age 52	Trustee Nominee	Trustee Nominee	Risk Manager; Portfolio Manager for U.S. and international equity portfolios and private real estate portfolios of IBM Retirement Funds	Mr. Laubscher is not currently serving as a Trustee. If he were elected, he would oversee 71 funds.	None

Connie M. Levi 625 Fourth Avenue South Minneapolis, MN Age 69	Chair and Trustee	Chair since 2009; Trustee since 2004	Retired	71	None

Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN Age 62	Trustee	Trustee since 2006	Retired; previously Chief Executive Officer of CoBank from 1994 to 2006	71	Director, Keystone Neighborhood Company; Director, Center for Corporate Excellence

Name, Address, and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee[4]	Other Trusteeships Held by Trustee or Nominee for Trustee
Constance L. Souders 625 Fourth Avenue South Minneapolis, MN Age 58	Trustee	Trustee since 2007	Retired; previously Director from 1983 to 2007, Executive Vice President from 2001 to 2007, AML Compliance Officer from 2003 to 2007, Chief Financial Officer from 2000 to 2005, Chief Administrative Officer from 2000 to 2005 and Treasurer from 1992 to 2007 of Harbor Capital Advisors, Inc.	71	None

1

“Interested person” of the Trust as defined in the Investment Company Act of 1940 by virtue of a position with Thrivent Financial. Mr. Swansen is considered an interested person because of his principal occupation with Thrivent Financial, the parent company of the Trust’s adviser.

2	Each Trustee generally serves an indefinite term until his or her successor is duly elected and qualified.
3	The Trustee Nominees, other than Mr. Swansen, are not “interested persons” of the Trust and are referred to as “Independent Trustees.”
4

The “Fund Complex” includes the 29 Funds of Thrivent Mutual Funds, 41 portfolios of Thrivent Series Fund, Inc. and Thrivent Financial Securities Lending Trust (the “Lending Trust”). The 41 portfolios of Thrivent Series Fund, Inc. and the Lending Trust are advised by Thrivent Financial, the parent company of the Trust’s adviser.

Executive Officers

The following information relates to executive officers of the Trust who are not Trustees. The officers are appointed by the Board and serve at the discretion of the Board until their successors are duly appointed and qualified. The officers receive no compensation from the Funds but receive compensation in their capacities as officers or employees of TAM or its affiliates.

Name, Address, and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 51	President	President since 2008	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2004; Managing Director, Colonnade Advisors LLC from 2001 to 2003

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 41	Treasurer and Principal Financial Officer	Treasurer and Principal Financial Officer since 2005	Vice President, Mutual Fund Accounting since 2006; Head of Mutual Fund Accounting, Thrivent Financial from 2005 to 2006; Director, Fund Accounting Administration, Thrivent Financial from 2002 to 2005

David S. Royal 625 Fourth Avenue South Minneapolis, MN Age 37	Secretary and Chief Legal Officer	Secretary and Chief Legal Officer since 2006	Vice President and Managing Counsel, Thrivent Financial since 2006; Partner, Kirkland & Ellis LLP from 2004 to 2006; Associate, Skadden, Arps, Slate, Meagher & Flom LLP from 1997 to 2004

Katie S. Kloster 625 Fourth Avenue South Minneapolis, MN Age 44	Vice President Investment Company and Investment Adviser Chief Compliance Officer	Vice President Investment Company and Investment Adviser Chief Compliance Officer since 2004	Vice President and Controller, Thrivent Financial from 2001 to 2004

Name, Address, and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 44	Vice President	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004; Manager of Portfolio Reporting, Thrivent Financial from 2003 to 2004; Independent Consultant from 2001 to 2003

Karl D. Anderson 625 Fourth Avenue South Minneapolis, MN Age 47	Vice President	Vice President	Vice President, Products, Thrivent Financial

Brian W. Picard 4321 North Ballard Road Appleton, WI Age 38	Vice President and Anti-Money Laundering Office	Vice President and Anti-Money Laundering Officer since 2006	Director of FSO Compliance Corp. BCM, Thrivent Financial since 2006; Manager, Field and Securities Compliance, Thrivent Financial from 2002 to 2006

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN Age 48	Assistant Vice President	Assistant Vice President since 2007	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007; Insurance Practice Engagement Manager, McKinsey and Company from 1999 to 2004

Name, Address, and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James M. Odland 625 Fourth Avenue South Minneapolis, MN Age 53	Assistant Secretary	Assistant Secretary since 2006	Vice President and Managing Counsel, Thrivent Financial since 2005; Senior Securities Counsel, Allianz Life Insurance Company from January 2005 to August 2005; Vice President and Chief Legal Officer, Woodbury Financial Services, Inc. from 2003 to 2005; Vice President and Group Counsel, Corporate Practice Group, American Express Financial Advisors, Inc. from 2001 to 2003

John L. Sullivan 625 Fourth Avenue South Minneapolis, MN Age 38	Assistant Secretary	Assistant Secretary since 2007	Senior Counsel, Thrivent Financial since 2007; Senior Counsel, Division of Investment Management of the SEC from 2000 to 2007

Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 39	Assistant Treasurer	Assistant Treasurer since 1999	Director, Fund Accounting Operations, Thrivent Financial

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN Age 32	Assistant Treasurer	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007; Manager, Mutual Fund Tax Reporting, Thrivent Financial from 2004 to 2005; Supervisor, Mutual Fund Tax Reporting, Thrivent Financial from 2002 to 2004

Committees of the Board of Trustees

Each Independent Trustee serves as a member of each committee. Mr. Laubscher, if elected, will also serve on each committee listed below.

Committee	Members	Function	Meetings Held During Last Fiscal Year
Audit	Douglas D. Sims, Chair Gregory F. Campbell Herbert F. Eggerding, Jr. Noel K. Estenson Richard L. Gady Richard A. Hauser Connie M. Levi Constance L. Souders	The 1940 Act requires that the Trust’s independent auditors be selected by a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee is responsible for recommending the engagement or retention of the Trust’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted nonaudit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control.	6

Contracts	Herbert F. Eggerding, Jr., Chair Gregory F. Campbell Noel K. Estenson Richard L. Gady Richard A. Hauser Connie M. Levi Douglas D. Sims Constance L. Souders	The function of the Contracts Committee is to assist the Board of Trustees in fulfilling its duties with respect to the review and approval of contracts between the Trust and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board deems necessary or appropriate for the continuation of operations of each Fund.	5

Committee	Members	Function	Meetings Held During Last Fiscal Year
Ethics and Compliance	Richard A. Hauser, Chair Gregory F. Campbell Herbert F. Eggerding, Jr. Noel K. Estenson Ricard L. Gady Connie M. Levi Douglas D. Sims Constance L. Souders	The function of the Ethics and Compliance Committee is to monitor the ethics of the adviser and oversee the legal and regulatory compliance matters of the Funds.	4

Governance	Noel K. Estenson, Chair Gregory F. Campbell Herbert F. Eggerding, Jr. Richard L. Gady Richard A. Hauser Connie M. Levi Douglas D. Sims Constance L. Souders	The Governance Committee assists the Board in fulfilling its duties with respect to the governance of the Trust, including recommendations regarding evaluation of the Board, compensation of the Trustees, and composition of the committees and the Board’s membership. The Governance Committee makes recommendations regarding nominations for Trustees and will consider nominees suggested by shareholders sent to the attention of the Secretary of the Trust. In identifying and evaluating nominees for Trustees, the Governance Committee may consider one or more of the following criteria with respect to a candidate for nomination: connections to the Lutheran community; experience on other boards; occupation; business experience; education; knowledge regarding investment matters; special skill sets relative to other Trustees and needs of the Board, including diversity; personal integrity and reputation, including the Board’s belief that the individual will not use the position for personal benefit; and time availability to attend and prepare for Committee and Board meetings. The Governance Committee does not have different criteria for evaluating candidates nominated by shareholders.	4

Beneficial Interest in the Trust by Trustees

The following tables provide information, as of December 31, 2008, regarding the dollar range of beneficial ownership by each Trustee and Trustee nominee in each series of the Trust. The dollar range shown in the third column reflects the aggregate amount of each Trustee’s beneficial ownership in all registered investment companies within the Fund Complex, which are (or would be, if elected) overseen by the Trustee. For Independent Trustee nominees only, the last column sets forth the dollar range of each Independent Trustee nominee’s deferred compensation, which is effectively invested in the Trust and allocated among individual Funds as determined by the Trustee. For more information on the deferred compensation plan and for the aggregate amount of each Trustee’s deferred compensation, see “Compensation of Trustees” below.

Interested Trustee

Name of Trustee	Dollar Range of Beneficial Ownership in each Series of the Trust		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Fund Complex
Russell W. Swansen	Thrivent Aggressive Allocation Fund	Over $100,000	Over $100,000
	Thrivent Moderately Aggressive Allocation Fund	None
	Thrivent Moderate Allocation Fund	None
	Thrivent Moderately Conservative Allocation Fund	None
	Thrivent Technology Fund	None
	Thrivent Real Estate Securities Fund	None
	Thrivent Partner Small Cap Growth Fund	None
	Thrivent Partner Small Cap Value Fund	None
	Thrivent Small Cap Stock Fund	None
	Thrivent Small Cap Index Fund	None
	Thrivent Mid Cap Growth Fund	None
	Thrivent Partner Mid Cap Value Fund	None
	Thrivent Mid Cap Stock Fund	None
	Thrivent Mid Cap Index Fund	None
	Thrivent Partner Worldwide Allocation Fund	None
	Thrivent Partner International Stock Fund	None
	Thrivent Large Cap Growth Fund	None
	Thrivent Large Cap Value Fund	None
	Thrivent Large Cap Stock Fund	None
	Thrivent Large Cap Index Fund	None
	Thrivent Equity Income Plus Fund	None
	Thrivent Balanced Fund	None
	Thrivent High Yield Fund	None

Name of Trustee	Dollar Range of Beneficial Ownership in each Series of the Trust		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Fund Complex
	Thrivent Diversified Income Plus Fund	None
	Thrivent Municipal Bond Fund	None
	Thrivent Income Fund	None
	Thrivent Core Bond Fund	None
	Thrivent Limited Maturity Bond Fund	Over $100,000
	Thrivent Money Market Fund	None

Independent Trustees

Name of Trustee	Dollar Range of Beneficial Ownership in each Series of the Trust		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Fund Complex	Dollar Range through Deferred Compensation
F. Gregory Campbell	Thrivent Aggressive Allocation Fund	None	Over $100,000	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Technology Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Small Cap Index Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	$50,001-$100,000		None
	Thrivent Mid Cap Index Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in each Series of the Trust		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Fund Complex	Dollar Range through Deferred Compensation
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	$50,001-$100,000		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Index Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Herbert F. Eggerding, Jr.	Thrivent Aggressive Allocation Fund	None	Over $100,000	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Technology Fund	None		None
	Thrivent Real Estate Securities Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in each Series of the Trust		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Fund Complex	Dollar Range through Deferred Compensation
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	$10,001-$50,000		None
	Thrivent Small Cap Stock Fund	$10,001-$50,000		None
	Thrivent Small Cap Index Fund	None		None
	Thrivent Mid Cap Growth Fund	$10,001-$50,000		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	$10,001-$50,000		None
	Thrivent Mid Cap Index Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	$10,001-$50,000		None
	Thrivent Large Cap Value Fund	$10,001-$50,000		None
	Thrivent Large Cap Stock Fund	$10,001-$50,000		None
	Thrivent Large Cap Index Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	$10,001-$50,000		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	$50,001-$100,000		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	$10,001-$50,000		None

Noel K. Estenson	Thrivent Aggressive Allocation Fund	None	Over $100,000	None
	Thrivent Moderately Aggressive Allocation Fund	None		Over $100,000
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Technology Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in each Series of the Trust		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Fund Complex	Dollar Range through Deferred Compensation
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Small Cap Index Fund	None		None
	Thrivent Mid Cap Growth Fund	Over $100,000		$10,001-$50,000
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Mid Cap Index Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	$50,001-$100,000		$1-$10,000
	Thrivent Large Cap Value Fund	None		$1-$10,000
	Thrivent Large Cap Stock Fund	None		$10,001-$50,000
	Thrivent Large Cap Index Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	Over $100,000		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Richard L. Gady	Thrivent Aggressive Allocation Fund	None	Over $100,000	$10,001-$50,000
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Technology Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in each Series of the Trust		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Fund Complex	Dollar Range through Deferred Compensation
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		$10,001-$50,000
	Thrivent Small Cap Index Fund	None		None
	Thrivent Mid Cap Growth Fund	$1-$10,000		$10,001-$50,000
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	$1-$10,000		$10,001-$50,000
	Thrivent Mid Cap Index Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		$10,001-$50,000
	Thrivent Large Cap Growth Fund	$10,001-$50,000		$1-$10,000
	Thrivent Large Cap Value Fund	$10,001-$50,000		$10,001-$50,000
	Thrivent Large Cap Stock Fund	None		$1-$10,000
	Thrivent Large Cap Index Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	$10,001-$50,000		$10,001-$50,000
	Thrivent Municipal Bond Fund	$10,001-$50,000		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	$1-$10,000		$10,001-$50,000

Name of Trustee	Dollar Range of Beneficial Ownership in each Series of the Trust		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Fund Complex	Dollar Range through Deferred Compensation
Richard A. Hauser	Thrivent Aggressive Allocation Fund	None	Over $100,000	$1-$10,000
	Thrivent Moderately Aggressive Allocation Fund	$50,001-$100,000		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Technology Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	$10,001-$50,000		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Small Cap Index Fund	None		None
	Thrivent Mid Cap Growth Fund	None		$10,001-$50,000
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Mid Cap Index Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	$10,001-$50,000		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	$1-$10,000		$1-$10,000
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	$1-$10,000		None
	Thrivent Large Cap Index Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		$10,001-$50,000
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		$10,001-$50,000

Name of Trustee	Dollar Range of Beneficial Ownership in each Series of the Trust		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Fund Complex	Dollar Range through Deferred Compensation
	Thrivent Municipal Bond Fund	$1-$10,000		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	$10,001-$50,000		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	$1-$10,000		None

Paul R. Laubscher	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Technology Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Small Cap Index Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Mid Cap Index Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Index Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in each Series of the Trust		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Fund Complex	Dollar Range through Deferred Compensation
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Connie M. Levi	Thrivent Aggressive Allocation Fund	None	$50,001-$100,000	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Technology Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Small Cap Index Fund	None		None
	Thrivent Mid Cap Growth Fund	$10,001-$50,000		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	$10,001-$50,000		None
	Thrivent Mid Cap Index Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	$10,001-$50,000		None
	Thrivent Large Cap Value Fund	$10,001-$50,000		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Index Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	$10,001-$50,000		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in each Series of the Trust		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Fund Complex	Dollar Range through Deferred Compensation
Douglas D. Sims	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Moderately Aggressive Allocation Fund	None		$50,001-$100,000
	Thrivent Moderate Allocation Fund	None		$50,001-$100,000
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Technology Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Small Cap Index Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Mid Cap Index Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Index Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Constance L. Souders	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in each Series of the Trust		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Fund Complex	Dollar Range through Deferred Compensation
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Technology Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		$10,001-$50,000
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Small Cap Index Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		$10,001-$50,000
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Mid Cap Index Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	None		$10,001-$50,000
	Thrivent Large Cap Value Fund	None		$10,001-$50,000
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Index Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Material Transactions with Independent Trustees

No Independent Trustee of the Trust or any immediate family member of an Independent Trustee has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser, the principal underwriter, or a subadviser for the Funds, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser, the principal underwriter, or a subadviser for the Funds exceeding $120,000. In addition, no Independent Trustee of the Trust or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Trust; an officer of the Trust; an investment company or an officer of any investment company having the same investment adviser, subadviser or principal underwriter as the Funds as its investment adviser or principal underwriter or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with the investment adviser, subadviser or principal underwriter of the Funds; the Funds’ investment adviser or principal underwriter; an officer of the Funds’ investment adviser or principal underwriter; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Funds (an “Associated Person”). No Independent Trustee of the Trust or a member of the immediate family of an Independent Trustee (other than as described in the following paragraph) has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships. For purposes of this paragraph, “Independent Trustee” includes Paul R. Laubscher.

Mr. Laubscher, up until year-end 2007, managed the IBM Retirement Funds’ currency overlay portfolio. At the time, the assets under management in the portfolio were $3.6 billion, and portions of the portfolio were subadvised by five different asset management firms, including Principal Global Investors LLC (“Principal”), which, along with other subadvisers, subadvises four mutual funds advised by TAM or Thrivent Financial, the parent company of TAM. These four mutual funds are Thrivent Partner International Stock Fund, a series of the Trust, Thrivent Partner Worldwide Allocation Fund, another series of the Trust, Thrivent Partner International Stock Portfolio and Thrivent Partner Worldwide Allocation Portfolio. The latter two are series of Thrivent Series Fund, Inc., a family of mutual funds managed by Thrivent Financial and which also serve as investment options for variable products sponsored by Thrivent Financial and an affiliate. At the time of Mr. Laubscher’s responsibilities with respect to the currency overlay portfolio, Principal managed a $500 million portion of the $3.6 billion portfolio. Mr. Laubscher, as of January 1, 2008, no longer manages this portfolio that is partially managed by Principal.

Compensation of Trustees

The following table provides the amounts of compensation paid to the Trustees and Trustee nominees either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended October 31, 2008:

Name	Aggregate Compensation from Trust	Total Compensation Paid by Trust and Fund Complex[1]
Interested Trustees:
Russell W. Swansen	$0	$0

Independent Trustees:
F. Gregory Campbell	$48,921	$103,750
Herbert F. Eggerding, Jr.	$63,597	$134,875
Noel K. Estenson	$48,921	$103,750
Richard L. Gady	$48,921	$103,750
Richard A. Hauser	$48,921	$103,750
Paul R. Laubscher	$0	$0
Connie M. Levi	$53,813	$114,125
Douglas D. Sims	$48,921	$103,750
Constance L. Souders	$48,921	$103,750

[1]

The Trust has adopted a deferred compensation plan for the benefit of the Independent Trustees of the Trust who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Trust. Compensation deferred is effectively invested in the Thrivent Mutual Funds, the allocation of which is determined by the individual Trustee. The Trustees participating in the deferred compensation plan do not actually own shares of the Thrivent Mutual Funds through the plan, since deferred compensation is a general liability of the Thrivent Mutual Funds. However, a Trustee’s return on compensation deferred is economically equivalent to an investment in the applicable Thrivent Mutual Funds. As of October 31, 2008, the total amount of deferred compensation payable to Mr. Estenson was $258,952; the total amount of deferred compensation payable to Mr. Gady was $441,098; the total amount of deferred compensation payable to Mr. Hauser was $60,484; the total amount of deferred compensation payable to Mr. Sims was $189,720; and the total amount of deferred compensation payable to Ms. Souders was $97,836.

Shareholder Communications

Shareholders may contact the Board, or any individual Trustee, by sending a letter to:

Board of Trustees

Thrivent Mutual Funds

625 Fourth Avenue South

Minneapolis, MN 55415

Independent Accountants

The Trust has retained PricewaterhouseCoopers LLP (“PwC”) as its independent public accountants for the fiscal year ending October 31, 2008. Representatives of PwC are not expected to be present at the Special Meeting but are expected to be available by telephone should the need for consultation arise. Representatives of PwC shall have the opportunity to make a statement at the Special Meeting if they so desire.

The following table presents the aggregate fees billed to Funds with December 31st fiscal year-ends (i.e., Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund (collectively, the “12/31 Funds”)) for the fiscal years ended December 31, 2007 and December 31, 2008 by PwC for professional services rendered for the audit of theTrusts’s annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/07	12/31/08
Audit Fees	$16,676	$24,619
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,170	$10,741
All Other Fees(3)	$1,343	$0

Total	$31,189	$35,360

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate fees billed to all Funds (other than the 12/31 Funds) for the fiscal years ended October 31, 2007 and October 31, 2008 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Fund and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	10/31/07	10/31/08
Audit Fees	$364,656	$294,455
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$117,935	$156,366
All Other Fees(3)	$0	$0

Total	$482,591	$450,821

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Trust’s audit committee charter provides that the audit committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The audit committee also is responsible for pre-approval (subject to certain de minimis exceptions for non-audit services described in applicable regulations) of all non-auditing services performed for the Trust or an affiliate of the Trust. In addition, the Trust’s audit committee charter permits a designated member of the audit committee to pre-approve, between committee meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. The Trust’s audit committee pre-approved all fees described above that PwC billed to the Trust.

Less than 50% of the hours billed by PwC for auditing services to the Trust for each Fund’s last fiscal year was for work performed by persons other than full-time permanent employees of PwC. In addition, the Trust’s Audit Committee has considered the non-audit services provided to the Trust, the Trust’s investment adviser and their affiliates and determined that these services do not compromise PwC’s independence.

Required Vote

A plurality of the total votes cast in person or by proxy at the Special Meeting at which a quorum is present is required for the election of each Trustee. Shareholders of all Funds will vote together as a single class on Proposal 1.

Recommended Shareholder Action

The Board unanimously recommends that shareholders vote FOR all candidates in Proposal 1. If Proposal 1 is not adopted, the Board will continue to consist of the existing Trustees of the Trust.

PROPOSAL 2

New Advisory Fee Structure for Asset Allocation Funds

Background

The investment objective of each Asset Allocation Fund is set forth below:

Thrivent Aggressive Allocation Fund seeks long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Fund seeks long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderate Allocation Fund seeks long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Moderately Conservative Allocation Fund seeks long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

These objectives and primary investment strategies are not being changed by this proposal. This proposal does reflect, however, that the Board and management may modify the way each Asset Allocation Fund seeks to implement its asset allocation strategy. The modification reflects recent changes in rules generally applicable to asset allocation funds.

Asset allocation funds typically have implemented their asset allocation strategies either by investing (1) directly in securities from varying different asset classes (for example, some percentage in equity securities and some percentage in fixed income securities) or (2) indirectly investing in such securities by investing in underlying funds that in turn invest in such securities (for example, some percentage in an underlying equity fund that invests in equity securities and some percentage in an underlying fixed income fund that invests in fixed income securities). The latter method is typically referred to as a fund of funds. Historically, rules applicable to many funds of funds, including the Asset Allocation Funds, made such funds invest primarily only in other underlying funds and severely limited such funds ability to invest directly in any other securities. Recent rule changes now allow such funds of funds, including the Asset Allocation Funds, to invest both in underlying funds and directly in other securities without such limitations.

As described in more detail below, the Board and management believe there are opportunities in the best interests of the Asset Allocation Funds and their shareholders to modify the way each Asset Allocation Fund seeks to implement its asset allocation strategy by continuing to invest to some degree in underlying funds (as the Funds have since inception) but also by investing directly to some degree in other securities in taking advantage of these recent rule changes. However, because of the way investment advisory fees are typically charged in a fund of funds arrangement, the Board and management are proposing a new investment advisory fee structure to better accommodate these direct investments. Changes in investment advisory fees require shareholder approval.

Currently, most asset allocation funds, including the Asset Allocation Funds, typically charge an investment advisory fee at the fund-level for providing the asset allocation overlay (i.e. determining underlying asset classes in which the fund invests) and then the funds of funds also bear indirectly their respective portions of the advisory fees and other expenses incurred by the underlying funds. As described in more detail below, the proposal is for the investment adviser to continue receiving a fee for its asset allocation overlay and then to also to receive an appropriate fee in connection with any direct investments in other securities. It is important to note that by investing directly in other securities, the Asset Allocation Funds would have less invested in underlying funds, and thus would bear less expenses indirectly from such underlying funds. Therefore, the aggregate expenses paid by shareholders of the Asset Allocation Funds (expenses borne directly and indirectly) are not expected to increase as a result of such changes to the advisory fee structure, and furthermore, such aggregate expenses will be contractually capped for each Asset Allocation Fund for two years from the date of shareholder approval.

The prospectus of each Asset Allocation Fund currently states:

The Fund is a “fund of funds,” meaning that it invests primarily in other Thrivent mutual funds (“Underlying Funds”) rather than directly in specific securities. Investments in Underlying Funds will be the principal means by which the Fund will pursue its asset allocation strategy.

If the Proposal is approved, the prospectus of each Asset Allocation Fund will be amended to state that the Fund will pursue its asset allocation strategy by investing in a combination of Thrivent mutual funds and direct investments in other securities.

The Adviser

TAM, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, is the investment adviser for each of the Asset Allocation Funds. TAM was organized as a Delaware limited liability company on September 23, 2005. TAM is an indirect wholly owned subsidiary of Thrivent Financial. TAM and Thrivent Financial and its affiliates have been in the investment advisory business since 1986 and managed approximately $62 billion in assets as of December 31, 2008, including approximately $20 billion in mutual fund assets.

Advisory Agreement

TAM currently serves as the investment adviser for each Asset Allocation Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Funds, and TAM. The Advisory Agreement has not been approved by shareholders of the Asset Allocation Funds since the inception of the Funds on June 30, 2005. The Board most recently approved the continuation of the Advisory Agreement on behalf of each Asset Allocation Fund on November 11, 2008.

The Advisory Agreement provides that TAM will provide overall investment supervision of the assets of each Asset Allocation Fund. TAM furnishes and pays for all office space and facilities, equipment and clerical personnel necessary for carrying out the adviser’s duties under the advisory agreement. The adviser also pays all compensation of Trustees, officers and employees of the Trust who are the Adviser’s affiliated persons. All costs and expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Asset Allocation Funds, including, but not limited to: (a) interest and taxes; (b) brokerage commissions; (c) insurance premiums; (d) compensation and expenses of the Trustees other than those affiliated with the Adviser; (e) legal and audit expenses; (f) fees and expenses of the Trust’s custodian and transfer agent; (g) expenses incident to the issuance of the Trust’s shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (h) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (i) expenses of preparing, printing and mailing reports and notices and proxy material to the Trust’s shareholders; (j) all other expenses incidental to holding meetings of the Trust’s shareholders; (k) dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations; (l) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations that the Trust may have to indemnify its officers and Trustees with respect thereto; and (m) all expenses that the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the Act. The Advisory Agreement will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board. The vote for approval must include the approval of a majority of the Independent Trustees. The Advisory Agreement terminates automatically upon assignment. With respect to each Asset Allocation Fund, the Advisory Agreement is terminable at any time without penalty by the Board or by the vote of a majority of the outstanding shares of such Asset Allocation Fund. The Adviser may terminate the Advisory Agreement on 60 days written notice to the Trust.

Upon approval of the proposed new advisory fee structure, TAM will continue to serve as the investment adviser for each Asset Allocation Fund and the terms of the Advisory Agreement will be unchanged except with respect to the fee payable to TAM by each Asset Allocation Fund as described in further detail below.

Advisory Fee Structure

Each Asset Allocation Fund currently pays an investment advisory fee to TAM, expressed as an annual rate of 0.15% of the first $500 million of average daily net assets, 0.125% of average daily net assets over $500 million but less than $2 billion and 0.10% of average daily net assets over $2 billion. This investment advisory fee is paid to TAM for overseeing and implementing the asset allocation strategies of the Asset Allocation Funds. In addition to the advisory fee at the fund-of-funds level, which applies to the overall asset allocation decisions, each Asset Allocation Fund also pays indirectly its portion of the investment advisory fees and other expenses of the underlying funds in which it invests.

The current investment advisory fee structure of the Asset Allocation Funds does not contemplate the Asset Allocation Funds’ holding investments directly rather than investing only in underlying funds. If Asset Allocation Funds hold investments in underlying funds, TAM receives an investment advisory fee at the underlying fund level to compensate it for its work in security selection in the underlying fund and also a fee at the Asset Allocation Fund level for its overall asset allocation work. Thus, currently, if the Asset Allocation Funds hold investments directly, TAM is compensated only for its asset allocation work but not for its selection and monitoring of the individual securities.

The Board believes that TAM should be compensated fairly for both its work in overseeing and implementing the Asset Allocation Funds’ asset allocation strategy and also for its selection and monitoring of individual securities. Moreover, the Board does not believe that it is appropriate for TAM to have an incentive to hold securities at one level as opposed to another. Accordingly, it is proposed that the investment advisory agreements between the Asset Allocation Funds and TAM be amended to reflect an alternative fee structure that contemplates the possibility that the Asset Allocation Funds may hold some or all of their assets directly in other securities, rather than investing substantially all of their assets in underlying funds.

Under the proposed new fee structure, each Asset Allocation Fund would continue to pay the same investment advisory fee to TAM for its asset allocation work, expressed as an annual rate, of 0.15% of the first $500 million of average daily net assets, 0.125% of average daily net assets over $500 million but less than $2 billion and 0.10% of average daily net assets over $2 billion. For investments held directly by the Asset Allocation Funds, each Asset Allocation Fund would also pay an investment advisory fee on such investments as follows (in each case expressed at an annual rate as a percentage of average daily net assets):

Thrivent Moderately Conservative Allocation Fund	0.45%
Thrivent Moderate Allocation Fund	0.50%
Thrivent Moderately Aggressive Allocation Fund	0.55%
Thrivent Aggressive Allocation Fund	0.60%

Each rate is intended to approximate the blended investment advisory fees that such Asset Allocation Fund paid during its most recent fiscal year through the underlying funds in which it invests. Should an Asset Allocation Fund invest in an unaffiliated fund (i.e., a fund other than a Thrivent mutual fund), such investment would be considered a direct investment and the fee schedule above would apply in addition to the expenses of such unaffiliated fund. Some Thrivent mutual funds in which the Asset Allocation Funds may invest currently have breakpoints in their investment advisory fees that will not be applicable should the Asset Allocation Funds hold direct investments rather than investing in such underlying funds. This change in fee structure is not intended to result in any increase in revenue to TAM and should not result in any increase in the overall fees paid by shareholders of the Asset Allocation Funds. TAM has contractually agreed that, should the proposal be approved, it will cap the total amount of the Net Annual Fund Operating Expenses (i.e., the total fund operating expenses paid directly or indirectly by Asset Allocation Fund shareholders) for each Asset Allocation Fund so that such expenses will not increase for a period of at least two years from the date of shareholder approval.

Reasons for the Proposal

TAM, the investment adviser to the Asset Allocation Funds, believes that it often can be in the best interests of the Asset Allocation Funds to hold securities and other instruments directly, rather than investing only in affiliated funds, government securities and short-term paper. There are a number of reasons why it might be advantageous for an Asset Allocation Fund to purchase and hold investments directly:

•

TAM may believe that it is in the best interests of the Asset Allocation Funds to invest in an asset class for which there is no underlying fund, such as convertible securities or senior loans. Investing in such additional asset classes can provide the benefits of additional diversification to the Asset Allocation Funds.

•

TAM may determine that it would be desirable for the Asset Allocation Funds to weight a particular investment or type of investment differently in the Asset Allocation Funds than in the corresponding underlying funds. Since the Asset Allocation Funds invest in the various asset classes as part of an overall asset allocation strategy, it may be appropriate for an Asset Allocation Fund to over- or underweight a particular investment or type of investment as compared to an underlying fund that invests only in a particular asset class and manages its diversification requirements accordingly.

•

The ability to hold securities and other instruments directly in the Asset Allocation Funds may reduce brokerage transaction costs. Underlying funds typically hold 100-200 different securities and when an Asset Allocation Fund reallocates its assets and buys and sells shares of underlying funds, the underlying funds may need to manage those inflows and outflows by purchasing or selling a significant number of securities. The Asset Allocation Funds hold a significant percentage of the shares of the underlying funds and bear a proportionate amount of such transaction costs. Holding securities and other instruments directly in the Asset Allocation Funds may allow the Asset Allocation Funds to reduce transaction costs by purchasing and selling a smaller number of securities and other instruments. Investing directly in a smaller number of securities could result in additional volatility within an asset class; however, the Asset Allocation Funds will continue to invest in a wide variety of asset classes, which TAM believes will mitigate any such volatility.

•

Investing directly in securities and other instruments may permit the Asset Allocation Funds to manage cash more efficiently. Since each of the underlying funds must meet daily redemption requests, as do the Asset Allocation Funds, the Asset Allocation Funds effectively hold cash at two levels. Holding securities and other instruments directly in the Asset Allocation Funds may allow the Asset Allocation Funds to remain more fully invested, in accordance with each Asset Allocation Fund’s investment objective.

•

The ability to purchase and sell securities and other instruments directly will assist TAM in making tactical asset allocation changes in the Asset Allocation Funds more efficiently. To the extent that the Asset Allocation Funds invest only in underlying funds, they must make changes to their tactical asset allocations by purchasing or selling shares of the underlying funds as of the close of business at that day’s net asset value. The ability to buy and sell securities and other instruments directly also allows the Asset Allocation Funds to make tactical asset allocations during the trading day rather than at the close of business, when the underlying funds determine their respective net asset values.

Board Considerations

At its meeting on February 17, 2009, the Board voted unanimously to approve the proposed new fee structure for each Asset Allocation Fund. The Board had recently reapproved the existing Advisory Agreement between the Trust and TAM for each Asset Allocation Fund at its meeting on November 11, 2008. In connection with its approval of the Advisory Agreement and the new fee structure, the Board considered the reasons for the proposal listed above as well as the following factors:

1.	The nature, extent and quality of the services provided by TAM;

2.	The performance of the Asset Allocation Funds;

3.	The costs of services provided and profits realized by TAM;

4.	The extent to which economies of scale may be realized as the Asset Allocation Funds grow; and

5.	Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

The Contracts Committee of the Board (consisting of each of the Independent Trustees of the Trust) met on July 24, August 26 and November 11, 2008 to consider information relevant to the process. The Independent Trustees also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist them in the compilation, organization and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses, and performance of each of the Asset Allocation Funds in comparison to a peer group of comparable investment companies; detailed information prepared by management with respect to the cost of services provided to the Asset Allocation Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by TAM; profit realized by TAM and its affiliates that provide services to the Asset Allocation Funds; and information regarding the types of services furnished to the Asset Allocation Funds, the personnel providing the services, staff additions, systems improvements and plans for further hiring. The Board also received reports from TAM’s investment management staff with respect to the performance of the Asset Allocation Funds. In addition to its review of the information presented to the Board during the process of evaluating the Advisory Agreement and throughout the year, the Board also considered knowledge gained from discussions with management.

The Independent Trustees were represented by independent counsel throughout the review process and during private sessions of the Independent Trustees to consider approval of the agreements. The Trustees also received a memorandum from independent counsel summarizing their responsibilities under the 1940 Act in reviewing and approving the Advisory Agreement. The Contract Committee’s and Board’s consideration of the factors listed above and the information provided to it are discussed below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings during 2008, management presented information describing the services furnished to the Asset Allocation Funds by TAM. During these meetings, management reported on the investment management, portfolio trading, and compliance functions provided to the Asset Allocation Funds under the Advisory Agreement. During the renewal process, the Board considered the specific services provided under the Advisory Agreement as compared to the services provided by other mutual fund investment advisers under similar investment advisory agreements. The Board also considered information relating to the investment experience and educational backgrounds of TAM’s portfolio managers.

The Board received reports at each of its quarterly meetings from TAM’s Chief Investment Officer and from the other portfolio managers of the Asset Allocation Funds. Information was also presented to the Board describing the portfolio compliance functions performed by TAM. The Independent Trustees also received quarterly reports from the Trust’s Chief Compliance Officer.

The Board also considered other benefits to TAM and its affiliates derived from its relationship with the Asset Allocation Funds. These benefits include, among other things, fees for transfer agency services provided to the Asset Allocation Funds and, in certain cases, distribution or service fees related to Asset Allocation Funds’ sales. The

Board reviewed with TAM each of these arrangements and the reasonableness of the costs relative to the services performed.

TAM also reviewed with the Board TAM’s ongoing program to enhance portfolio management capabilities, including recruitment of research analysts and other personnel, and investment in technology systems and applications to improve investment research, trading, portfolio compliance, and investment reporting functions. The Board viewed these actions as a significant factor in approving the current Advisory Agreement as they demonstrated TAM’s commitment to provide the Funds with quality service and competitive investment performance.

Performance of the Funds

The Board received regular monthly performance reports, which included both the absolute and relative investment performance of each Asset Allocation Fund. In addition, in connection with each of its regular quarterly meetings, the Board received more extensive information on the performance of each Asset Allocation Fund, including absolute performance, relative performance rankings within each Asset Allocation Fund’s Lipper peer group and performance as compared to benchmark index returns. When evaluating investment performance, the Board placed emphasis on longer-term performance and on the trend of performance, focusing particularly upon the three-year performance record. The Board concluded that the performance of the Asset Allocation Funds was satisfactory.

Cost of Services and Profitability

The Board considered both the contractual and effective advisory fees for each of the Asset Allocation Funds. The Board also considered the aggregate direct and indirect expenses paid by shareholders of the Asset Allocation Funds (including the indirect expenses of underlying funds borne by the Asset Allocation Funds). Such aggregate expenses were significantly below the Lipper medians of the respective peer groups of each of the Asset Allocation Funds, with the Asset Allocation Funds ranging from the 15th to the 26th percentiles. In addition, the Board reviewed information prepared by MPI comparing each Asset Allocation Fund’s overall expense ratio with the expense ratio of its peer group of funds. The Board also considered the profitability of TAM both overall and on a Fund-by-Fund basis.

The Board considered the allocations of TAM’s costs to the Asset Allocation Funds. The internal audit department of the Adviser conducted a review of such allocations and reported to the Board regarding the reasonableness and consistency of these allocations. The Board was satisfied with the results of this review.

From its review of the MPI data and expense and profit information provided by TAM, the Board concluded that the profits earned by TAM from the Advisory Agreement were reasonable, particularly in light of the expense reimbursements and waivers in effect. On the basis of this information and review, the Board concluded that the advisory fees charged to the Asset Allocation Funds for investment management services were reasonable.

Economies of Scale and Breakpoints

The Trustees considered whether economies of scale might be realized as an Asset Allocation Fund’s assets increase. Typically, expected economies of scale, where they exist, are shared through the use of fee breakpoints and/or fee waivers by TAM. The Trustees considered information provided by TAM related to the breakpoints in the Advisory Agreement and fee waivers provided by TAM. TAM explained that its general goal with respect to fee waivers, expense reimbursements and breakpoints was that the overall expense ratio for each Asset Allocation Fund should be at or below the median expense ratio of its peer group. In connection with their review of fee breakpoints and economies of scale, the Trustees noted that each of the Asset Allocation Funds had an overall expense ratio at or below the medians of their peer groups.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the proposed new advisory fee structure for each Asset Allocation Fund and the Board, including all of the Independent Trustees voting separately, approved the proposed new advisory fee structure for each Asset Allocation Fund.

Current and Pro Forma Fees

Set forth below are tables showing the current expenses of each of the Asset Allocation Funds, together with pro forma expenses for each of the Asset Allocation Funds under the proposed advisory fee structure. The Adviser currently anticipates investing approximately 20% of each Asset Allocation Fund’s assets in direct investments and the remaining 80% in other Funds. The first pro forma column reflects this allocation. Over time, however, the Adviser may invest directly in securities without limitation. Accordingly, the second pro forma column reflects the anticipated expenses should the Asset Allocation Funds invest all of their assets directly.

Thrivent Aggressive Allocation Fund

ANNUAL FUND OPERATING EXPENSES

	Current Expenses		Pro Forma (20%)		Pro Forma (100%)
	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares
Management Fees[1]	0.15%	0.15%	0.27%	0.27%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None	0.25%	None
Other Expenses	0.32%	0.05%	0.32%	0.05%	0.32%	0.05%
Acquired Fund (Underlying Fund) Fees and Expenses	0.72%	0.72%	0.56%	0.56%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.44%	0.92%	1.40%	0.88%	1.32%	0.80%
Less Expense Reimbursement[2]	0.17%	0.00%	0.15%	0.00%	0.07%	0.00%
Net Annual Fund Operating Expenses[3]	1.27%	0.92%	1.25%	0.88%	1.25%	0.80%

[1]

Pro forma Management Fees are calculated by multiplying the applicable advisory fee on direct investments by the percentage of assets allocated to direct investments, either 20% or 100%, in the pro forma example and adding such amount to the Management Fees set forth under Current Expenses.

[2]	The amount of the expense reimbursement payable by TAM may decline as a result of the proposal if Total Annual Fund Operating Expenses decline as projected.

[3]

The Adviser has contractually agreed to cap Total Annual Fund Operating Expenses so that such expenses will not exceed 1.25% and 0.90% for Class A and Institutional Class Shares, respectively. This contractual cap will remain in place for two years from the date of shareholder approval of the proposal and will replace any expense reimbursements currently in effect.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses (and the operating expenses of the underlying funds) remain the same. These figures include the indirect expenses incurred by the Fund in investing in the underlying funds. Although your actual cost may be higher or lower, based on the foregoing assumptions your cost would be:

	Current Example				Pro Forma (20%)				Pro Forma (100%)
	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class A Shares	$672	$965	$1,278	$2,166	$670	$955	$1,260	$2,125	$670	$939	$1,227	$2,047
Institutional Class Shares	$94	$293	$509	$1,131	$90	$281	$488	$1,084	$82	$255	$444	$990

Thrivent Moderately Aggressive Allocation Fund

ANNUAL FUND OPERATING EXPENSES

	Current Expenses		Pro Forma (20%)		Pro Forma (100%)
	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares
Management Fees[1]	0.14%	0.14%	0.25%	0.25%	0.69%	0.69%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None	0.25%	None
Other Expenses	0.22%	0.04%	0.22%	0.04%	0.22%	0.04%
Acquired Fund (Underlying Fund) Fees and Expenses	0.65%	0.65%	0.50%	0.50%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.26%	0.83%	1.22%	0.79%	1.16%	0.73%
Less Expense Reimbursement[2]	0.09%	0.00%	0.07%	0.00%	0.01%	0.00%
Net Annual Fund Operating Expenses[3]	1.17%	0.83%	1.15%	0.79%	1.15%	0.73%

[1]

Pro forma Management Fees are calculated by multiplying the applicable advisory fee on direct investments by the percentage of assets allocated to direct investments, either 20% or 100%, in the pro forma example and adding such amount to the Management Fees set forth under Current Expenses.

[2]	The amount of the expense reimbursement payable by TAM may decline as a result of the proposal if Total Annual Fund Operating Expenses decline as projected.

[3]

The Adviser has contractually agreed to cap Total Annual Fund Operating Expenses so that such expenses will not exceed 1.15% and 0.81% for Class A and Institutional Class Shares, respectively. This contractual cap will remain in place for two years from the date of shareholder approval of the proposal and will replace any expense reimbursements currently in effect.

EXAMPLE

	Current Example				Pro Forma (20%)				Pro Forma (100%)
	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class A Shares	$663	$919	$1,195	$1,981	$661	$909	$1,177	$1,940	$661	$897	$1,152	$1,881
Institutional Class Shares	$85	$265	$460	$1,025	$81	$252	$439	$978	$75	$233	$406	$906

Thrivent Moderate Allocation Fund

ANNUAL FUND OPERATING EXPENSES

	Current Expenses		Pro Forma (20%)		Pro Forma (100%)
	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares
Management Fees[1]	0.14%	0.14%	0.24%	0.24%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None	0.25%	None
Other Expenses	0.16%	0.04%	0.16%	0.04%	0.16%	0.04%
Acquired Fund (Underlying Fund) Fees and Expenses	0.58%	0.58%	0.45%	0.45%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.13%	0.76%	1.10%	0.73%	1.05%	0.68%
Less Expense Reimbursement[2]	0.04%	0.00%	0.03%	0.00%	0.00%	0.00%
Net Annual Fund Operating Expenses[3]	1.09%	0.76%	1.07%	0.73%	1.05%	0.68%

[1]

Pro forma Management Fees are calculated by multiplying the applicable advisory fee on direct investments by the percentage of assets allocated to direct investments, either 20% or 100%, in the pro forma example and adding such amount to the Management Fees set forth under Current Expenses.

[2]	The amount of the expense reimbursement payable by TAM may decline as a result of the proposal if Total Annual Fund Operating Expenses decline as projected.

[3]

The Adviser has contractually agreed to cap Total Annual Fund Operating Expenses so that such expenses will not exceed 1.07% and 0.74% for Class A and Institutional Class Shares, respectively. This contractual cap will remain in place for two years from the date of shareholder approval of the proposal and will replace any expense reimbursements currently in effect.

EXAMPLE

	Current Example				Pro Forma (20%)				Pro Forma (100%)
	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class A Shares	$655	$886	$1,134	$1,846	$653	$878	$1,120	$1,814	$651	$866	$1,098	$1,762
Institutional Class Shares	$78	$243	$422	$942	$75	$233	$406	$906	$69	$218	$379	$847

Thrivent Moderately Conservative Allocation Fund

ANNUAL FUND OPERATING EXPENSES

	Current Expenses		Pro Forma (20%)		Pro Forma (100%)
	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares
Management Fees[1]	0.15%	0.15%	0.24%	0.24%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None	0.25%	None
Other Expenses	0.16%	0.07%	0.16%	0.07%	0.16%	0.07%
Acquired Fund (Underlying Fund) Fees and Expenses	0.52%	0.52%	0.40%	0.40%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.08%	0.74%	1.05%	0.71%	1.01%	0.67%
Less Expense Reimbursement[2]	0.08%	0.00%	0.07%	0.00%	0.03%	0.00%
Net Annual Fund Operating Expenses[3]	1.00%	0.74%	0.98%	0.71%	0.98%	0.67%

[1]

Pro forma Management Fees are calculated by multiplying the applicable advisory fee on direct investments by the percentage of assets allocated to direct investments, either 20% or 100%, in the pro forma example and adding such amount to the Management Fees set forth under Current Expenses.

[2]	The amount of the expense reimbursement payable by TAM may decline as a result of the proposal if Total Annual Fund Operating Expenses decline as projected.

[3]

The Adviser has contractually agreed to cap Total Annual Fund Operating Expenses so that such expenses will not exceed 0.98% and 0.72% for Class A and Institutional Class Shares, respectively. This contractual cap will remain in place for two years from the date of shareholder approval of the proposal and will replace any expense reimbursements currently in effect.

EXAMPLE

	Current Example				Pro Forma (20%)				Pro Forma (100%)
	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class A Shares	$646	$867	$1,105	$1,788	$644	$859	$1,091	$1,756	$644	$851	$1,074	$1,716
Institutional Class Shares	$76	$237	$411	$918	$73	$227	$395	$883	$68	$214	$373	$835

Additional Information About the Adviser

TAM received the following amounts in advisory fees from the Asset Allocation Funds for the fiscal year ended October 31, 2008:

Thrivent Aggressive Allocation Fund	$580,139
Thrivent Moderately Aggressive Allocation Fund	$1,285,287
Thrivent Moderate Allocation Fund	$1,256,930
Thrivent Moderately Conservative Allocation Fund	$529,868

TAM has provided administrative personnel and services necessary to operate the Asset Allocation Funds on a daily basis for a fee equal to 0.02% of the Asset Allocation Funds’ average daily net assets. The total dollar amounts paid to TAM for administrative services by each Asset Allocation Fund during the fiscal year ended October 31, 2008 was:

Thrivent Aggressive Allocation Fund	$77,352
Thrivent Moderately Aggressive Allocation Fund	$185,646
Thrivent Moderate Allocation Fund	$181,109
Thrivent Moderately Conservative Allocation Fund	$70,649

Pursuant to an Accounting Services Agreement between the Asset Allocation Funds and TAM, TAM provided certain accounting and pricing services to the Asset Allocation Funds. These services include calculating the daily net asset value per class share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances; recording purchases and sales based on subadviser communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for the Asset Allocation Funds. The principal reason for having TAM provide these services is cost. TAM has agreed to provide these services at rates that would not exceed the rates charged by unaffiliated vendors for similar services. The total dollar amounts paid to TAM for accounting services by each Asset Allocation Fund during the fiscal year ended October 31, 2008 was:

Thrivent Aggressive Allocation Fund	$24,000
Thrivent Moderately Aggressive Allocation Fund	$12,008
Thrivent Moderate Allocation Fund	$34,008
Thrivent Moderately Conservative Allocation Fund	$44,008

Each of the services described above will continue to be provided if the proposed new advisory fee structure is approved. Please note, however, that, as if January 1, 2009, TAM provides both administrative and accounting services under this agreement. Under this agreement, each Asset Allocation Fund pays TAM an annual fee equal to the sum of $70,000 plus 0.02 percent of the Fund’s average daily net assets for both administrative and accounting services.

The Asset Allocation Funds did not pay any brokerage commissions to affiliated brokers during its last fiscal year.

The name and principal occupation of the managers and principal executive officers of the Adviser are as set forth below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Russell W. Swansen	President and Manager

Randall L. Boushek	Manager

Nikki L. Sorum	Senior Vice President and Manager

Janice M. Guimond	Vice President and Chief Operating Officer

Katie S. Kloster	Vice President and Chief Compliance Officer

Kurt S. Tureson	Vice President, CFO & Treasurer

David S. Royal	Chief Legal Officer and Secretary

The following Trustees and officers of the Asset Allocation Funds are also officers of the Adviser:

Affiliated Person	Position with Trust	Position with the Adviser
Russell W. Swansen	President	President and Manager

David S. Royal	Secretary and Chief Legal Officer	Chief Legal Officer and Secretary

Katie S. Kloster	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer

Janice M. Guimond	Vice President	Vice President and Chief Operating Officer

No Trustee had any material interest, direct or indirect, in any material transaction since the beginning of the fiscal year ended October 31, 2008, or in any material proposed transaction, to which the Adviser, any parent of subsidiary of the Adviser or any subsidiary or parent of such entities was or is to be a party.

Required Vote

To be effective with respect to any Asset Allocation Fund, Proposal 2 must receive the affirmative vote of “a majority of the outstanding voting securities” of the particular Fund entitled to vote on the proposal, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a fund means the lesser of (1) the vote of the holders of more than 50% of the outstanding shares of the fund or (2) the vote of 67% or more of the shares of the fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy. It is possible that shareholders of one or more Asset Allocation Funds may approve one of these proposals, while shareholders of the other Asset Allocation Fund(s) do not. In that case, the particular proposal would become effective for the Asset Allocation Fund(s) whose shareholders approved the proposal.

Recommended Shareholder Action

The Board unanimously recommends that shareholders vote FOR approval of Proposal 2.

OTHER INFORMATION

Other Matters to Come Before the Special Meeting

The Board does not know of any matters to be considered at the Special Meeting other than those described above. If any other matters are properly brought before the Special Meeting, the proxies identified on the voting instruction form intend to vote Fund shares on such matters in accordance with their best judgment.

In the event that sufficient votes to approve a Proposal are not received at the Special Meeting, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on such Proposal, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors.

No Annual Meetings of Shareholders

There will be no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Board in its discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Shareholder proposals should be received in a reasonable time before the solicitation is made.

Whether or not you plan to attend this special meeting, please fill in, date and sign the proxy card and return it promptly in the enclosed envelope. No postage is necessary if the proxy card is mailed within the United States. Alternatively, you may vote by telephone or the Internet by using the telephone number or website address on the enclosed proxy card.

March 30, 2009

Date of Proxy Statement

We’re Listening To You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report, proxy statement or prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836, or you can enroll in eDelivery today at Thrivent.com and receive your annual and semiannual reports and prospectus electronically.

PROXY	THRIVENT MUTUAL FUNDS	PROXY
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2009

The undersigned hereby appoints Russell W. Swansen, David S. Royal and John L. Sullivan and each of them, attorneys and proxies for the undersigned, with full power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, to be held at Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on May 15, 2009 at 8:30 a.m. Central Time, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the particular fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse, and any other matters to come before the Special Meeting, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-235-4258

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date	TMF_19920_021209

FUND	FUND	FUND

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. YOUR VOTE IS IMPORTANT

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS. MARK EACH VOTE WITH AN X IN THE APPROPRIATE BOX

1. To elect Trustees of the Trust.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Russell W. Swansen	02. F. Gregory Campbell	03. Herbert F. Eggerding, Jr.	04. Noel K. Estenson	☐	☐	☐
05. Richard L. Gady	06. Richard A. Hauser	07. Paul R. Laubscher	08. Connie M. Levi
09. Douglas D. Sims	10. Constance L. Souders

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line below.

2.	To approve a new investment advisory fee structure for Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund and Thrivent Moderately Conservative Allocation Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Thrivent Aggressive Allocation Fund	☐	☐	☐	Thrivent Moderately Aggressive Allocation Fund	☐	☐	☐
Thrivent Moderate Allocation Fund	☐	☐	☐	Thrivent Moderately Conservative Allocation Fund	☐	☐	☐

3.	To consider and act upon any matter related to the foregoing and to transact other business that may properly come before the Special Meeting and all adjournments.

Important Notice Regarding the Availability of Proxy Materials for the Thrivent Mutual Funds

Shareholder Meeting to Be Held on May 15, 2009.

The Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/thr19920

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

TMF_19920_021209